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                                                                  Exhibit 10.416

Fox Creek Shopping Center

                                   ASSIGNMENT

     This Assignment is made as of the 21st day of November 2004 by INLAND
REAL ESTATE ACQUISITIONS, INC., an Illinois corporation ("Assignor") to and for the benefit of INLAND WESTERN LONGMONT FOX CREEK, L.L.C., a Delaware limited liability company ("Assignee").

     Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest as Buyer under the terms of a certain Agreement dated as of August 25, 2004 as revised by letter dated August 25, 2004, and entered into by Fox Creek Village, LLC, a Colorado limited liability company, as Seller, and Assignor, as Buyer (collectively, the "Agreement") for the sale and purchase of Fox Creek Village shopping center, located in Longmont, Colorado, as legally described within the Agreement (the "Property").

     Assignor represents and warrants that it is the Buyer under the Agreement, and that it has not sold, assigned, transferred, or encumbered such interest in any way to any other person or entity. By acceptance hereof, Assignee accepts the foregoing assignment and agrees, from and after the date hereof, to (i) perform all of the obligations of Buyer under the Agreement, and (ii) indemnify, defend, protect and hold Assignor harmless from and against all claims and liabilities arising under the Agreement.

     IN WITNESS WHEREOF, Assignor and Assignee have executed this instrument as of the date first written above.

                              ASSIGNOR:

                              INLAND REAL ESTATE ACQUISITIONS, INC.
                              an Illinois corporation


                              By:    /s/ G. Joseph Cosenza
                                  ----------------------------------
                              Name:      G. JOSEPH COSENZA
                                   ---------------------------------
                              As Its:      PRESIDENT
                                     -------------------------------

                              ASSIGNEE:

                              INLAND WESTERN LONGMONT FOX CREEK,
                              L.L.C., a Delaware limited liability company

                              By: Inland Western Retail Real Estate Trust, Inc., a Maryland corporation

                              By:    /s/[ILLEGIBLE]
                                  -----------------------------------
                              Name:      [ILLEGIBLE]
                                   ----------------------------------
                              As Its:    [ILLEGIBLE]
                                     --------------------------------